                                                                               .
                                                                               .
                                                                               .
                                                                   Page 14 of 28

                                    EXHIBIT A

                             RICHEMONT FINANCE S.A.

                        POSITION WITH
NAME                       COMPANY              OCCUPATION               PRINCIPAL ADDRESS
----                       -------              ----------               -----------------
Kurt Nauer                Director            Business Executive,      35 Boulevard Prince Henri
                                              Richemont S.A            L 1724 Luxembourg

Alan Grieve               Director            Business Executive,      8, Blvd James Fazy
                                              Compagnie Financiere     1201 Geneva
                                              Richemont S.A.           Switzerland

Yves Prussen              Director            Attorney, Elvinger,      2 Place Winston Churchill
                                              Hoss & Prussen           BP 425
                                                                       L 2014 Luxembourg

                             RICHEMONT HOLDINGS S.A.

                         POSITION WITH
NAME                        COMPANY              OCCUPATION               PRINCIPAL ADDRESS
----                        -------              ----------               -----------------
Alan Grieve               Director            Business Executive,      8, Blvd James Fazy
                                              Compagnie Financiere     1201 Geneva
                                              Richemont S.A.           Switzerland

Yves Prussen              Director            Attorney, Elvinger,      2 Place Winston Churchill
                                              Hoss & Prussen           BP 425
                                                                       L 2014 Luxembourg

Kurt Nauer                Director            Business Executive,      35 Boulevard Prince Henri
                                              Richemont S.A            L 1724 Luxembourg

                                 RICHEMONT S.A.

                         POSITION WITH
NAME                        COMPANY              OCCUPATION               PRINCIPAL ADDRESS
----                        -------              ----------               -----------------
Johann P. Rupert             Executive          Business Executive,      8, Blvd James Fazy
                             Chairman           Compagnie Financiere     1201 Geneva
                                                Richemont S.A.           Switzerland

Jan du Plessis               Finance Director   Business Executive,      27 Knightsbridge
                                                Richemont                London SW1X 7YB
                                                International Ltd        England

Eloy Michotte                Director           Business Executive,      15 Hill Street
                                                Richemont                London W1X 7FB
                                                International Ltd        England

Frederick Mostert            Director           Business Executive,      15 Hill Street
                                                Attorney, Richemont      London W1X 7FB
                                                International Ltd.       England

Callum Barton                Director           Business Executive,      2 East 52nd Street
                                                Richemont North          New York
                                                America Inc.

Henry-John Belmont           Director           Business Executive,      6, Blvd James Fazy
                                                Richemont Intl SA        1201 Geneva
                                                                         Switzerland

Piet Beyers                  Director           Business Executive,      Carpe Diem Office Park
                                                Remgro Ltd.              Techno Park
                                                                         7600 Stellenbosch
                                                                         South Africa

Simon Critchell              Director           Business Executive,      27 Knightsbridge
                                                Alfred Dunhill           London SW1X 7FB
                                                                         England

Franco Cologni               Director           Business Executive,      51, rue Francois 1er
                                                Cartier Intl SA          75008 Paris
                                                                         France

Dominique Jousse             Human              Business Executive,      27 Knightsbridge
                             Resources          Richemont Intl Ltd.      London SW1X 7YB
                                                                         England

                                                                   Page 17 of 28

                         POSITION WITH
NAME                        COMPANY              OCCUPATION               PRINCIPAL ADDRESS
----                        -------              ----------               -----------------
Albert Kaufmann              Corporate Counsel  Business Executive,      8, Blvd James Fazy
                                                Richemont Intl SA        1201 Geneva
                                                                         Switzerland

Richard Lepeu                Director           Business Executive,      8, Blvd James Fazy
                                                Richemont Intl SA        1201 Geneva
                                                                         Switzerland

Bernard Fornas               Chief              Business Executive,      11 rue du Marche
                             Executive          Cartier International    1204 Geneva
                                                SA                       Switzerland

Isabelle Guichot             Chief              Business Executive,      Place Vendome 22
                             Executive          Van Cleef & Arpels       75001 Paris
                                                                         France

Alain Dominique Perrin       Chief              Business Executive,      27 Knightsbridge
                             Executive          Richemont Intl (UK)      London SW1X 7YB
                                                Ltd                      England

Norbert Platt                Director           Business Executive,      Hellgrundweg 100
                                                Montblanc Deutschland    22525 Hamburg
                                                GmbH                     Germany

Jan Rupert                   Director           Business Executive,      8, Blvd James Fazy
                                                Richemont Intl SA        1201 Geneva
                                                                         Switzerland

                        COMPAGNIE FINANCIERE RICHEMONT AG

                         POSITION WITH
NAME                        COMPANY              OCCUPATION               PRINCIPAL ADDRESS
----                        -------              ----------               -----------------
Johann P. Rupert             Executive          Business Executive,      8, Blvd James Fazy
                             Chairman           Compagnie Financiere     1201 Geneva
                                                Richemont S.A.           Switzerland

Jean-Paul Aeschimann         Director           Attorney, Lenz &         25 Grand Rue
                                                Staehelin                1204 Geneva
                                                                         Switzerland

Franco Cologni               Director           Business Executive,      51, rue Francois 1er
                                                Cartier Intl SA          75008 Paris
                                                                          France

Jan du Plessis               Finance Director   Business Executive,      27 Knightsbridge
                                                Richemont                London SW1X 7YB
                                                International Ltd        England

Joseph Kanoui                Executive          Business Executive       33, quai Wilson
                             Director                                    1201 Geneva
                                                                         Switzerland

Yves-Andre Istel             Director           Vice Chairman            1251 Avenue of the Americas
                                                Rothschild Inc.          51st Floor
                                                                         New York, NY  10020

Lord Renwick                 Director           Business Executive,      10 Aldermanbury
                                                JP Morgan plc            London EC2 7RF
                                                                         England

L. Deschuyteneer             Director           Business Executive,      Rue de Naples
                                                JP Morgan plc            B-2050 Brussels
                                                                         Belgium

Lord Douro                   Director           Business Executive,      27 Knightsbridge
                                                Richemont Holdings       London SW1 7YB
                                                (UK) Ltd                 England

Alan G. Quasha               Director           Business Executive,      720 Fifth Avenue
                                                Quadrant Management,     9th Floor
                                                Inc.                     New York, NY  10019

Ernst Verloop                Director           Retired                  Platalaan 17
                                                                         3584 AH Utrecht
                                                                         The Netherlands

                           COMPAGNIE FINANCIERE RUPERT

                         POSITION WITH
NAME                        COMPANY              OCCUPATION               PRINCIPAL ADDRESS
----                        -------              ----------               -----------------
Johann P. Rupert             Managing Partner   Business Executive,      8, Blvd James Fazy
                                                Compagnie Financiere     1201 Geneva
                                                Richemont S.A.           Switzerland